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                                                                   Exhibit 10.07

                              EMPLOYMENT AGREEMENT
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     This Employment Agreement is made as of May 23, 2001, by and between James
R. McNab, Jr. (the "Executive") and Sontra Medical, Inc. (the "Company").

     WHEREAS, the Company desires to employ the Executive, and the Executive desires to be employed by the Company on the terms specified herein; and

     WHEREAS, the Executive's senior managerial position requires that he be trusted with extensive confidential information and trade secrets of the Company and that he develop a thorough and comprehensive knowledge of all details of the Company's business, including, but not limited to, information relating to research, development, inventions, purchasing, accounting, marketing, distribution and licensing of the Company's products and services;

     NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, and intending to be legally bound, the parties hereby agree as follows:

     1. Position and Responsibilities. The Executive agrees to serve as President and Chairman of the Board of Directors for the Company. The Executive shall at all times report to, and his activities shall at all times be subject to the direction and control of the Board of Directors of the Company, and the Executive shall exercise such powers and comply with and perform, faithfully and to the best of his ability, such directions and duties in relation to the business and affairs of the Company as may from time to time be vested in or requested of him. The Executive shall have such duties as may be assigned to the Executive from time to time by the Board of Directors.

     2. Term. The parties agree that the Executive's employment with the Company shall be on an "at-will" basis, which means that either the Executive or the Company may terminate the employment relationship and this Agreement at any time, for any or no reason, with or without Cause (as defined below), with or without prior notice to the other party, but subject to Section 4 hereof.

     3. Compensation and Benefits. As compensation for the satisfactory performance by the Executive of his duties and obligations hereunder to the Company and subject to the provisions of Section 4, the Executive shall receive:

          3.1. Base Salary. The Executive's initial salary shall be paid at a rate of Ten Thousand Dollars ($10,000) per month (the "Base Salary"). The Base Salary shall be payable in accordance with the customary payroll practices of the Company as may be established or modified from time to time. The Board of Directors in its sole discretion may adjust the Executive's salary at any time. All payments shall be subject to all applicable federal, state and/or local payroll and withholding taxes.

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          3.2. Benefits. During Executive's employment, and subject to any contribution generally required of executives of the Company, the Executive shall be eligible to participate in all employee health and benefits plans, as may be from time to time adopted by the Company and in effect for executives of the Company in similar positions. Executive's participation shall be subject to (i) the terms of the applicable plan documents, (ii) generally applicable Company policies, and (iii) the discretion of the Board or any administrative or other committee provided for in, or contemplated by, such plan. In addition, the Executive shall be entitled to receive three weeks vacation, which shall be accrued and utilized in accordance with the Company's vacation policy/practice as established and/or modified from time to time.

     The Company's plans and policies shall govern all other benefits. The Company and/or the Board of Directors may alter, modify, add to, or delete its employee benefits plans and policies at any time as the Company and/or the Board of Directors, in its or their sole judgment, determines to be appropriate.

          3.3. Business Expenses. The Company shall pay or reimburse the Executive for all reasonable business expenses incurred or paid by the Executive in the performance of his duties and responsibilities hereunder, subject to (i) any reasonable expense policy of the Company, as set by the Company and/or the Board of Directors from time to time and generally applicable to executives of the Company in similar positions, and (ii) such reasonable substantiation and documentation requirements as may be specified by the Company and/or Board of Directors from time to time.

     4. Termination of Employment. The Executive's employment and this Agreement shall terminate under the following circumstances:

          4.1. Death or Disability. In the event of the Executive's death or Disability (as defined herein) during the Executive's employment hereunder, the Executive's employment and this Agreement shall immediately and automatically terminate, and the Company shall pay to the Executive (or in the case of death, the Executive's designated beneficiary or, if no beneficiary has been designated by the Executive, his estate), any Base Salary earned but unpaid through the date of death or Disability. For the purposes of this Agreement, "Disability" shall mean any physical incapacity or mental incompetence (i) as a result of which the Executive is unable to perform the essential functions of his job for an aggregate of 90 days, whether or not consecutive, during any calendar year, and (ii) which cannot be reasonably accommodated by the Company without undue hardship.

          4.2. By the Company for Cause.

               (a) The Company may terminate the Executive's employment and this Agreement for Cause at any time. Upon termination for Cause, the Company shall have no further obligation or liability to the Executive relating to the Executive's employment or this Agreement, other than any Base Salary earned but unpaid and accrued but unused vacation through the date of termination.

               (b) The following events or conditions shall constitute "Cause" for termination of Executive's employment and this Agreement: (i) disregard of or failure to follow

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          any written rules or policies of the Company; (ii) failure or refusal of the Executive to perform his duties hereunder; (iii) dishonesty, embezzlement, misappropriation of assets or property (tangible or intangible) of the Company, gross negligence, misconduct, neglect of duties, theft, fraud, or breach of fiduciary duty to the Company; (iv) violation of federal or state securities laws; (v) breach of an employment, consulting or other agreement (including, without limitation, the Employee Non-competition, Nondisclosure and Developments Agreement between the Executive and the Company); (vi) the unauthorized disclosure of any trade secret or confidential information of the Company, including confidential information of third parties which the Company treats as confidential; (vii) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company; or (viii) the commission of a felony.

               (c) If the Board of Directors, in its sole discretion, determines that the reason(s) constituting Cause for termination is subject to cure, then the Executive shall be given written notice of the pending termination, notice of the action required by the Executive to cure the circumstances constituting Cause, and thirty days in which to attempt to cure. If in the Board of Directors' determination, the reason(s) constituting Cause has been cured, then Executive's employment shall not be terminated. If, however, the Board of Directors determines, in its sole discretion, that the reason(s) has not been cured in the thirty day period, Executive's employment shall be subject to immediate termination for Cause.

          4.3 By the Company other than for Cause.

               (a) The Company may terminate the Executive's employment and this Agreement other than for Cause at any time. In the event of such termination, it is agreed by and between the Company and the Executive that they will enter into an independent consulting agreement - the terms of which will be subject to negotiation at such time as the Executive's employment is terminated under this provision. At a minimum, the parties agree that the independent consulting agreement will provide for payment of $10,000 per month for consulting services for a term of twelve months. Upon execution of an independent consulting agreement with Executive, the Company shall have no further obligation or liability to the Executive relating to his employment or this Agreement, other than any Base Salary earned but unpaid and accrued but unused vacation through the date of termination.

               (b) Should the Company elect not to enter into such an independent consulting agreement with the Executive, the Executive will be entitled to salary continuation at the Base Salary rate for a period of six months from the termination date, to be paid in accordance with the Company's payroll practice then in effect. If the Executive elects to continue medical insurance coverage after the termination date in accordance with the provisions of the Consolidated Omnibus Reconciliation Act of 1985 ("COBRA"), then the Company shall pay his monthly COBRA premium payments for the period of salary continuation payments or until he accepts other employment, whichever occurs first. The Company shall have no other obligations to the Executive upon termination of employment other than for Cause. The Company's obligation to provide any of the amounts and benefits hereunder shall be subject to, and conditioned upon, the Executive's execution of a full release of claims satisfactory to the Company, releasing the Company and its employees and agents from any claims arising from or

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          related to the Executive's employment or severance from employment with the Company, including any claims arising from this Agreement.

               (c) Should the Company and Executive, despite good-faith negotiations, fail to reach agreement on a consulting agreement within thirty days of Executive's termination from employment, unless the thirty day period is otherwise extended in writing by the Company, the Company, provided it has offered a consulting agreement specifying payment of $10,000 per month for consulting services for a term of twelve months, shall have no further obligation or liability to the Executive relating to his employment or this Agreement, other than any Base Salary earned but unpaid and accrued but unused vacation through the date of termination.

          4.4 By the Executive. If the Executive chooses to terminate his employment with the Company for any reason other than to transition from employment with the Company to an independent consultant relationship with the Company, the Company shall have no further obligation or liability to the Executive relating to the Executive's employment or this Agreement, other than for Base Salary earned but unpaid and accrued but unused vacation through the date of termination. In the event the Executive terminates his employment to transition to an independent consulting relationship with the Company, the provisions of Section 4.3 shall apply with respect to the Company's obligation to negotiate and enter into an independent consulting agreement with Executive.

         5. Effect of Termination. The provisions of this Section 5 shall apply in the event of termination of this Agreement and/or the Executive's employment pursuant to Section 4.

          5.1. Payment in Full. Payment by the Company to the Executive of any Base Salary and other compensation amounts as specified in Section 4.2 (upon termination for Cause) and Sections 4.3 and 4.4, as well as fulfillment of the Company's obligation to negotiate in good-faith with Executive for an independent consulting agreement pursuant to Section 4.3, shall constitute the entire obligation of the Company to the Executive, except that nothing in this Section 5.1 is intended or shall be construed to affect the rights and obligations of the Company, on the one hand, and the Executive, on the other, with respect to any loans, stock warrants, stock pledge arrangements, option plans or other agreements to the extent said rights or obligations survive the Executive's termination of employment under the provisions of documents relating thereto.

          5.2. Termination of Benefits. Except for any right of continuation of benefits coverage to the extent provided by this Agreement and/or COBRA, or other applicable law, benefits shall terminate pursuant to the terms of the applicable benefit plans as of the termination date of the Executive's employment.

          5.3 Cessation of Severance and Benefits. If the Executive breaches his obligations under this Agreement and/or the Non-competition, Nondisclosure and Developments Agreement, the Company may immediately cease payment of all severance and benefits described in this Agreement. The cessation of these payments shall be in addition to, and not as an alternative to, any other remedies at law or in equity available to the Company, including the right to seek specific performance or an injunction.


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     6. Non-competition, Nondisclosure and Developments Obligations. As a
condition of the Company entering into this Agreement, the Employee agrees to execute, prior to the execution of this Agreement by the Company, the Company's Employee Non-competition, Nondisclosure and Developments Agreement (the "Nondisclosure Agreement") attached hereto as Exhibit A. The obligations of the Executive under the Nondisclosure Agreement expressly survive any termination of the Executive's employment, regardless of the manner of such termination, or termination of this Agreement.

     7. Conflicting Agreements. The Executive hereby warrants that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which or by which the Executive is a party or is bound and that the Executive is not now subject to and will not enter into any agreement, including, without limitation, any covenants against competition or similar covenants that would affect the performance of his obligations hereunder.

     8. Withholding; Taxes. All payments made by the Company under this Agreement shall be subject to and reduced by any federal, state and/or local taxes or other amounts required to be withheld by the Company under any applicable law.

     9. Miscellaneous.

          9.1. Assignment. The Executive shall not assign this Agreement or any interest herein. The Company may assign this Agreement, and it is specifically understood and agreed that no such assignment by the Company shall be deemed to be a "termination" of the Executive's employment with the Company within the meaning of Section 4 hereof. This Agreement shall inure to the benefit of the Company and shall be binding upon the Company and the Executive, and their respective successors, executors, administrators, heirs and permitted assigns.

          9.2. Severability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the application of such provision in such circumstances shall be modified to permit its enforcement to the maximum extent permitted by law, and both the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable and the remainder of this Agreement shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          9.3. Waiver; Amendment. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of the Company to require the performance of any term or obligation of this Agreement, or the waiver by the Company of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach. This Agreement may be amended or modified only by a written instrument signed by the Executive and/or an authorized member of the Board of Directors.

          9.4. Notices. All notices, requests and other communications provided for by this Agreement shall be in writing and shall be effective when delivered in person or three (3)


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     business days after being deposited in the mail of the United States, postage prepaid, registered or certified, and addressed (a) in the case of the Executive, to the address set forth underneath his signature to this Agreement or (b) in the case of the Company, to the attention of the Chairman of the Board, at 58 Charles Street, Cambridge, Massachusetts, 02141, and/or to such other address as either party may specify by notice to the other.

          9.5. Entire Agreement. This Agreement and the Non-competition, Nondisclosure and Developments Agreement constitute the entire agreement between the Company and the Executive with respect to the terms and conditions of the Executive's employment with the Company and supersede all prior communications, agreements and understandings, written or oral, between the Executive and the Company with respect to the terms and conditions of the Executive's employment with the Company.

          9.6. Counterparts. This Agreement may be executed in counterparts, each of which shall be original and all of which together shall constitute one and the same instrument.

          9.7. Governing Law. This Agreement, the employment relationship contemplated herein and any claim arising from such relationship, whether or not arising under this Agreement, shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of laws provision or rule thereof.

          9.8. Consent to Jurisdiction. Each of the Company and the Executive, by its or his execution hereof, hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts of the Commonwealth of Massachusetts for the purpose of any claim or action arising out of or based upon this Agreement, the Executive's employment with the Company and/or termination thereof, or relating to the subject matter hereof, and agrees not to commence any such claim or action other than in the above-named courts.







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     IN WITNESS WHEREOF, this Agreement has been executed by the Company, by its duly authorized representative, and by the Executive, as of the date first above written.

                                  SONTRA MEDICAL, INC.

                                  By:  /s/ Joseph Kost
                                       -----------------------------------------
                                  Name: Joseph Kost
                                        ----------------------------------------
                                  Title: Chief Scientific Officer
                                        ----------------------------------------

                                  THE EXECUTIVE

                                  /s/ James R. McNab, Jr.
                                  ----------------------------------------------
                                  Signature

                                      James R. McNab, Jr.
                                  ----------------------------------------------
                                  Name - please print

                                  ADDRESS:





















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